Bringing First-in-Class Oral Enzyme Therapeutics to Patients with Rare and Severe Metabolic and Kidney Disorders June 2019 Exhibit 99.2

Allena Pharmaceuticals, Inc. These slides, and any accompanying presentation, contain forward-looking statements and information. The use of words such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “intend,” “future,” “potential,” or “continue,” and other similar expressions are intended to identify forward-looking statements. All forward-looking statements are based on estimates and assumptions by our management that, although we believe them to be reasonable, are inherently uncertain. All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that we expected, including those material risks and uncertainties that are described under the heading “Risk Factors” in our Annual Report on Form 10-Q for the quarter ended March 31, 2019, as well as discussions of potential risks, uncertainties and other important factors in our subsequent filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it was made. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. This presentation also contains estimates and other statistical data made by independent parties and us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk.

Highlights – Pioneering Oral Enzyme Therapeutic Platform Significant Unmet Need in Oxalate and Urate Disorders Focused on rare and severe metabolic disorders that can cause kidney stones, damage the kidney, and potentially lead to CKD and ESRD Lead program in Enteric Hyperoxaluria (EH), a rare metabolic disorder for which there are no approved therapies First-in-class, oral therapeutic candidate with differentiated GI mechanism of action (MOA) Achieved FDA alignment on pivotal URIROX Phase 3 program and strategy for accelerated approval pathway; two Phase 3 trials underway, with URIROX-1 topline data expected 2H19 Enrolling Phase 2 basket study (Study 206) in orphan populations; initial data show substantial treatment effect in EH patients with advanced CKD Proprietary technological approach designed to enable treatment of metabolic diseases with oral, non-absorbed enzyme therapeutics GI MOA reduces subsequent metabolic burden on the kidney First-in-class, oral therapeutic candidate designed for gout patients with moderate-to-severe CKD; designed to degrade urate in the GI tract, reducing urate burden on kidney Gout patients with renal impairment are not optimally managed with existing therapies IND targeted in 2H19 Second Product Candidate: ALLN-346 Reloxaliase in Late-Stage Development as First Potential Therapy for EH Pioneering Expertise in Oral Enzyme Therapeutics

Product Indication Discovery Pre-Clinical Phase 1 Phase 2 Phase 3 Next Milestone Commercial Rights Reloxaliase Enteric hyperoxaluria 2H19: Topline data URIROX-1 Worldwide Systemic oxalosis* 2H19: Topline data Study 206 Worldwide Primary hyperoxaluria* (Orphan Designation) 2H19: Topline data Study 206 Worldwide Pediatric hyperoxaluria* (Orphan Designation) 2H19: Topline data Study 206 Worldwide ALLN-346 Hyperuricemia and CKD 2H19: IND filing Worldwide Allena’s Pipeline: First-in-Class Therapeutic Strategy for Oxalate and Urate Disorders * Being evaluated in a single Phase 2 clinical trial with a basket design (Study 206) that is enrolling subsets of patients suffering from complications of severe hyperoxaluria, including adolescents and adults with primary or enteric hyperoxaluria with advanced CKD, both of which can lead to systemic oxalosis.

Hyperoxaluria is Characterized by Markedly Elevated Urinary Oxalate Levels Source: Illustration adapted from Coe, Fred. “Control of Urine Oxalate Excretion.” Kidneystones.uchicago.edu. University of Chicago, kidneystones.uchicago.edu/control-of-urine-oxalate-excretion . March 2017. Fecal Excretion Gastrointestinal Tract Oxalate is absorbed and secreted along the GI tract Urinary Excretion Kidney Damage and Inflammation Crystal deposition in parenchyma Kidney Impairment Kidney is unable to filter (declining eGFR) Oxalate is measured in plasma Kidney Stones Excreted or removed Oxalate is measured in the urine Oxalate Rich Foods Oxalate Absorbed Secreted Filtered Primary Hyperoxaluria: Orphan genetic disorder caused by endogenous excess production of oxalate in the liver Liver blood Secondary Hyperoxaluria: Disorder caused by excess absorption of oxalate in the GI tract Enteric: due to underlying GI disorders Idiopathic: due to an unknown cause Degrades Oxalate along GI tract Reloxaliase

Enteric Hyperoxaluria Patients Are a High Risk Population Who Are Identifiable by Physicians and in Need of Treatment There are no FDA approved pharmacological therapies to treat any form of hyperoxaluria Enteric GI malabsorptive conditions include: gastric bypass surgery, Crohn’s disease, ulcerative colitis, pancreatic insufficiency, celiac disease, and liver disease High unmet need: frequent and more complex stones, fail standard of care (i.e., hydration, dietary modifications) Stones and CKD burden: $66K average annual direct expenditures four years post GI malabsorptive procedure or disease diagnosis EH patients in Allena’s Phase 2 clinical program, presented at ASN Kidney Week 2018: Very high baseline UOx On average, EH subjects had experienced 6 stones prior to enrollment, with an average of 3 kidney stones visible by routine CT scan at time of enrollment Study 713 Patient Examples: Whipple (Pancreatic Insufficiency): 14 stones in last 5 years (16 stones visible by CT) Celiac disease: 3 stones in last 2 years ( 4 stones visible by CT) Gastric Bypass: 8 stones in the last 5 years (3 stones visible by CT) ~5K Primary 200-250K Enteric ~5M Idiopathic and Kidney Stone Disease

Risk of Renal Complications Rises with Higher Urinary Oxalate Levels: Reduction of UOx Improves Renal Outcomes Illustrative Diagram Sources: Robertson and Hughes, Scanning Microsc. 1993; Keddis Curr Opin Nephrol Hypertens. 2013; Robertson and Peacock, Nephron. 1980; Milliner, Kidney Int. 2006; Curhan and Taylor, Kidney Int. 2008; Milliner, Clin J Am Soc Nephrol. 2015. Key Studies: Borghi N Eng J Med. 2002; Taylor and Curhan, J Am Soc Nephrol. 2007; Milliner, N Eng J Med 1994 and Lieske JASN Abstract Supplement 2017 Urinary Oxalate Literature and KOL Input: ~20% reduction in UOx would be clinically meaningful Key Peer Review Studies: Higher baseline UOx predicts future stone events in enteric hyperoxaluria patients (Lieske ASN 2017) 50% reduction in risk of kidney stone recurrence associated with ≥ 20% decrease in UOx (Borghi 2002) 25-50% reduction in kidney stone recurrence rate associated with ≥ 20% decrease in UOx (Curhan and Taylor 2008) Preservation of renal function associated with ~10% reduction in UOx (Milliner 1994) Urinary Oxalate (UOx) mg/24h Kidney Damage 102030405060708090100>100 Kidney Failure Normal Kidney Function Kidney Stones CaOx Crystal Formation Systemic Crystal Deposition Risk of Kidney Complications* Increasing Severity Reloxaliase Mechanism of Action * The complications noted in the figure represent a general progression of kidney harm and disease associated with increasing urinary oxalate excretion levels. Not all patients experience this progression and there is considerable variability among individuals between urinary oxalate excretion levels and kidney function and disease. Idiopathic Hyperoxaluria Enteric Hyperoxaluria Primary Hyperoxaluria Normal

Allena Initially Targeting Enteric Hyperoxaluria Patients with Underlying Malabsorptive GI Diseases and Kidney Stones 4-year progression of disease 4.4M Estimated Patients with GI Malabsorptive Conditions with No Prior Kidney Stones or CKD Patients potentially at risk for enteric hyperoxaluria1 Kidney stones, often the first clinical manifestation of hyperoxaluria, facilitate patient identification of patients with kidney stone disease developed CKD 80-100K Estimated Patients with Kidney Stones and Chronic Kidney Disease (CKD) ~2% 200-250K Estimated Patients with Enteric Hyperoxaluria and Kidney Stones of patients developed kidney stone disease ~5% In CKD Stages IV-V or transplant in year 4 ~16K In Late Stage (IV-V) or Transplant in Year 4 ~0.2% Analysis tracked patients for whom an enteric disease diagnosis or procedure code was entered between 7/1/10 - 6/30/12 who did not have a claim with an KSD, CKD/ESRD/ Dialysis diagnosis or procedure code from 1/1/10 - 6/30/10. Analysis showed that approximately 5% of patients subsequently developed one or more kidney stones (“Kidney Stone Disease"), of which 40% also developed CKD over the subsequent four years to determine prevalence in 2012. 2017 figures apply 3.6% CAGR to 2012 population figures. Approximately 9% of patients develop CKD without kidney stone disease within 4 years 1Truven Health Analytics, part of the IBM Watson Health business longitudinal Claims Analysis, August 2017 URIROX Program Study 206

Reloxaliase for the Treatment of Hyperoxaluria

Evolution of Reloxaliase Enteric Hyperoxaluria Program Preclinical Ph 1 Healthy Volunteers Ph 2 Open Label Ph 2 Randomized Controlled Ph 3 Randomized Controlled ✓ ✓ ✓ ✓ Initiated 1Q 2018 and 4Q 2018 Progressive Increase in Enzyme Activity Porcine Rhubarb Model Presented at AUA 2016 Porcine Western Diet Model Presented at ASN 2016 n=30 A Double Blind, Placebo Controlled, Randomized Cross-Over Study with ALLN-177, an Orally Administered Oxalate Degrading Enzyme Langman et al, Am. J Nephrol 2016; 44:150-158 n=16 396: Multicenter, Open-label, Single Arm Outpatient Study in Enteric and Idiopathic Hyperoxaluria Lingeman et al, Inter Urol Nephrol 2019 n=18 206: Multicenter, Global, Open-label Phase 2 Basket Study in Primary Hyperoxaluria, or Enteric Hyperoxaluria with Advanced CKD and Elevated Plasma Oxalate (Ongoing) n=67 713: Multicenter, Randomized, Double-Blind, Placebo-Controlled in Enteric and Idiopathic Hyperoxaluria Presented at ASN 2017 n≈124 URIROX-1: Multicenter, Global, Randomized, Double-Blind, Placebo-Controlled Study in Enteric Hyperoxaluria (Ongoing) n≈400 URIROX-2: Multicenter, Global, Randomized, Double-Blind, Placebo-Controlled Study in Enteric Hyperoxaluria (Ongoing)

Study 713: Substantially Greater Reloxaliase Treatment Response in Enteric Population 1. Beyond the primary endpoint analysis, all p-values are descriptive. Overall (n=67) Enteric (n=18) Key Endpoints: Reloxaliase vs. placebo ∆ p-value ∆ p-value Change in UOx (mg/24h) from baseline to week 4 -6.35 mg/24h 0.160 -16.45 mg/24h 0.184 Change in UOx (mg/24h) from baseline to TWA across 4 weeks1 -8.13mg/24h 0.016 -25.69 mg/24h 0.018 Percent change in UOx from baseline to TWA across 4 weeks1 -14.23% 0.015 -39.15% 0.010 Responder Analysis: Proportion of Patients with Reduction in TWA UOx Excretion Threshold Reduction in TWA UOx -10% -20% -30% -40% -50% Enteric Reloxaliase (%) 73 64 36 18 9 Enteric Placebo (%) 29 14 0 0 0

Study 713: Substantially Greater Reloxaliase Treatment Response in Enteric Population *Beyond the primary endpoint analysis, all p-values are descriptive. Enteric Reloxaliase Enteric Placebo Change in TWA Urinary Oxalate (mg/24h) Baseline Urinary Oxalate (mg/24h) Change in TWA UOx Excretion vs. Baseline UOx Excretion Create table ∆ = (8.13) mg/24h *p = 0.016 ∆ = (25.69) mg/24h *p = 0.018 LS Mean UOx Change in TWA (mg/24h) Overall Enteric Reloxaliase Overall Reloxaliase Enteric n Placebo

Reloxaliase Generally Well-Tolerated in Clinical Trials to Date 1TEAE = Treatment emergent adverse events are defined as AEs with onset at the time of or following the first dose of treatment with study drug through 7 days after their last dose of study medication, or AEs starting before the start of treatment but increasing in severity or relationship at the time of or following the start of treatment through 7 days after their last dose of study medication. 2One subject reported congestive heart failure of moderate severity, considered not related to study drug, but secondary to a recent cardioversion for atrial fibrillation. This resulted in hospitalization and withdrawal from the study; same subject in both rows. 3Two placebo treated subjects withdrew from study drug, one after nearly 4 weeks of treatment due to nausea, considered not related, and another due to hives/dermatitis with onset 3 days after starting placebo, considered possibly related. Study 396 Study 649 Study 713 All (n=16) Reloxaliase (n=30) Placebo (n=24) Reloxaliase (n=32) Placebo (n=35) n (%) n (%) n (%) n (%) n (%) TEAE2 9 (56.3%) 13 (43.3%) 6 (25.0%) 16 (50%) 22 (62.9%) Severe TEAE 0 0 0 0 0 Related TEAE 2 (12.5%) 5 (16.7%) 2 (8.3%) 3 (9.4%) 8 (22.9%) Serious AE (SAE) 0 1 (3.3%)2 0 0 0 Related SAEs 0 0 0 0 0 AEs Leading to Study Drug Withdrawal 0 1 (3.3%)2 0 0 2 (5.7%)3 AEs Leading to Death 0 0 0 0 0

Unmet Need: Reduce Risk of Oxalate Damage to the Kidney in Patients with EH and Elevated Urinary and Plasma Oxalate Source:1. Ermer T et al. Curr Opin Nephrol Hypertens. 2016; 25(4): 363–37. 2. Lumlertgul et al, Kidney Int Rep 2018; 3:1363-1372 Unmet Need: Reduce Risk of Oxalate Damage to the Kidney From a detailed review of clinical outcomes in EH patients with oxalate nephropathy2: Renal replacement therapy required in > 50% of patients Most patients remained dialysis-dependent with 33% mortality rate Reloxaliase Potential to Lower POx With declining renal function, GI tract may play more significant role as compensatory mechanism Potential to use GI tract as an “auxiliary kidney” to reduce oxalate burden By reducing POx levels, potential to delay need for dialysis, reduce the frequency of dialysis regimen, qualify for kidney transplant and protect new kidney post transplant 0 15 30 > 45 Progression of disease Plasma Oxalate Level CKD 1 CKD 2 CKD 3 CKD 4 ESRD Normal 1-3 µmol/L1 Systemic Oxalosis Dialysis Hyperoxalemia Study Population: Enteric Hyperoxaluria Primary and Enteric Hyperoxaluria with Hyperoxalemia x

Study 206: Reloxaliase Treatment of Adult and Pediatric Patients with Primary or Enteric Hyperoxaluria and Advanced CKD ('Basket' Study) Study Design: Open-label study of subjects ≥ 12yrs in PH or EH w/ hyperoxalemia Key Endpoint: Change from baseline in POx and 24h UOx excretion 1 x POx 2 x 24h PH: ≥ 12 years EH: UOx ≥ 40mg/24h, POx > 5µmol/L, and CKD stages 3b to 5 2 x POx 2 x 24h 1 x POx 2 x 24h 1 x POx 2 x 24h 1 x POx 2 x 24h Reloxaliase 2 caps per meal/snack 5 x/day (10/d) x 12 Weeks Week 8 Week 12 Week 4 (CT.GOV: NCT03391804) Rationale: Signal seeking study in hyperoxalemia and orphan populations: EH with CKD, EH on dialysis, EH post kidney transplant, PH1-3 First time assessing plasma oxalate (POx), to determine subsequent utility as endpoint in RCT First exposures in dialysis, PH, and adolescents Follow up 4 weeks Screening and Baseline n ≈ up to 20 Hypothesis: Declining kidney function leads to oxalate accumulation in plasma (hyperoxalemia) and body (systemic oxalosis) With declining kidney function, the GI tract has the potential to play a more significant role in oxalate handling By degrading oxalate in GI tract, reloxaliase may be able to reduce oxalate burden as measured by UOx and POx

Severe EH Patient Population with Decreased Renal Function, Transplant and Dialysis with Systemic Oxalosis Study Update: Enrolling subjects across multiple PH and EH subpopulations, 7 completed treatment, 4 EH shown below Piloting use of POx testing in a multicenter trial for potential expansion into future studies 5X per day dosing (7,500 units with each meal/snack) and > 90% compliance Safety: 12 weeks exposure, longest to date - no observed safety concerns/signals Underlying Enteric Condition eGFR (mL/min/1.73m2) CKD Stage Baseline UOx/Cr (mg/g) Baseline Pox (µmol/L) Short Bowel Syndrome 38 3b 98 6.8 Fat Malabsorption 38 3T 210 9.0 Crohn’s Disease 7 Hemodialysis NA1 40 Pancreatic Insufficiency 7 Hemodialysis (failed KTx) NA1 104 Dialysis patients do not produce urine

Reloxaliase Demonstrated a Robust Reduction in UOx and POx in Four EH Patients with Hyperoxalemia ∆ = 1.4 µmol/L Crohn’s Disease Hemodialysis Baseline POx 40 µmol/L Fat Malabsorption CKD 3T UOx/Cr 210 POx 9.0 µmol/L Pancreatic Insufficiency Hemodialysis (failed KTx) Baseline POx 104 µmol/L Short Bowel Syndrome CKD 3b UOx/Cr 98 POx 6.8 µmol/L Percent Change in UOx and POx (%) Urinary Oxalate (UOx mg/d) was normalized to creatinine g/day; UOx reduction was calculated as a mean change from baseline using UOx measurements over 12 weeks; UOx was not measured in subjects on dialysis Plasma oxalate (POx umol/L) reduction was calculated as a mean change from baseline using POx measurements over 12 weeks

Phase 3 Program Incorporates Key Learnings from Phase 2 Phase 3 Program Phase 2 Program Identified Phase 3 Patient Population Identified Pivotal Endpoint Identified Phase 3 Trial Design ü Identified Key Secondary Endpoints Enteric hyperoxaluria is a rare disease without available treatment ü Percent change from baseline in 24h UOx excretion during Weeks 1-4, comparing reduction in the average UOx excretion across Weeks 1-4 with reloxaliase to placebo ü Proportion of subjects with a ≥ 20% reduction from baseline in 24h UOx during Weeks 1-4 Percent change from baseline in 24h UOx excretion during Weeks 16 to 24 ü Multicenter, global, parallel, RCT vs placebo with adaptive design strategy Dosing up to 5x per day per meal or snack UOx screening and baseline both ≥ 50mg/24h Six-month safety and UOx biomarker phase with minimum of 2 year long-term follow-up phase post approval ü Identified Endpoint to Confirm Clinical Benefit Post Approval Kidney Stone Disease (KSD) progression Change in estimated glomerular filtration rate (eGFR) Emergency room visits, hospitalizations or procedures for the management of KSD

Consistent Phase 2 Clinical Results in EH De-risk Phase 3 Program Consistent response in patients with Enteric Hyperoxaluria Patients with ≥ 50mg/24h baseline and screening UOx entry criteria for URIROX-1 Well tolerated, no SAEs Overall EH (n=5) Percent Change in UOx (%) Presented at ASN 2014 Presented at ASN 2017 Overall EH (n=11) Phase 3 Criteria CKD 3b EH (n=2) Percent Change in UOx (%) Percent Change in UOx (%) Phase 3 Criteria ≥ 50 mg/24h EH (n=3) Study 713 (4 Weeks) Study 396 (4 Days) Phase 3 Criteria ≥ 50 mg/24h EH (n=10) Study 206 (12 Weeks) Urinary Oxalate Study 206 UOx adjusted to creatinine (Cr) to correct for renal dysfunction Data shown with Phase 3 entry criteria is based on a post hoc analysis -22 mg/24h -39 mg/24h -31 mg/24h -25 mg/24h -58 mg/g

URIROX-1: Evaluate the Safety and Efficacy of Reloxaliase in Patients with Enteric Hyperoxaluria Study Update: > 50% enrolled Pretreatment data on initial patient cohort demonstrates decreased variability from screening to baseline in 24h UOx No safety concerns identified in blinded data On target to deliver topline data in 2H 2019 Primary Endpoint: Percent change from baseline in 24h UOx excretion during Weeks 1-4, comparing reduction in the average UOx excretion across Weeks 1-4 with reloxaliase to placebo Lead Secondary Endpoint: Proportion of subjects with a ≥ 20% reduction from baseline in 24h UOx excretion averaged during Weeks 1-4 Randomization Reloxaliase (7,500 u) or placebo 2 cap with meal/snack 3 to 5 times per day x 28 days UOx ≥ 50mg/24h Normal to Stage 3 CKD (eGFR ≥ 30) 1:1 n≈124 2X 24h 1X 24h 2X 24h 2X 24h 2X 24h 2X 24h Screening Follow up 4 weeks Reloxaliase Placebo Key Design Elements Based on Phase 2 Experience: Reducing UOx variability Benchmark adequacy of collections to baseline 24h urine creatinine Both screening and average baseline UOx ≥ 50mg/24h Enhanced site and subject training for consistent collections Increasing dose frequency to better match eating patterns of EH patients EH patients average 28% of total daily oxalate intake from snacks (up to 40-50% in some subjects)

Randomization 1:1 n≈400 RCT follow-up for minimum of 2 years Patient Population: Patients with enteric hyperoxaluria UOx ≥50 mg/d, history of kidney stones and eGFR ≥30 prior to screening Randomization stratified by: bariatric surgery vs. other enteric condition Endpoints for UOx Biomarker: Primary: Percent change from baseline in 24h UOx excretion during Weeks 1-4, comparing reduction in the average UOx excretion across Weeks 1-4 with reloxaliase to placebo Secondary: proportion of subjects with a ≥ 20% reduction from baseline in 24h UOx excretion during Weeks 1-4 and percent change from Baseline in 24h UOx excretion during Weeks 16 to 24 Adaptive Design Strategy: Expect to submit an accelerated approval BLA filing after n≈400 have been randomized and followed for six months Incorporates adaptive design elements that will, if necessary, allow for increases in sample size and duration of treatment to support confirmation of clinical benefit Endpoints for Post-Approval Confirmatory Study: Primary: Kidney stone disease progression – composite of either symptomatic kidney stones or finding of new or enlarged kidney stones using imaging Secondary: Change in estimated glomerular filtration rate (eGFR), and ER visits/hospitalizations/procedures for management of kidney stones Reloxaliase Placebo Reloxaliase (7,500 u) or PBO 2 capsules with meal/snack 3 to 5 times per day Weeks 1-4 Weeks 16-24 URIROX-2: Evaluate the Efficacy and Safety of Reloxaliase in Patients with Enteric Hyperoxaluria Follow up 4 weeks Screening UOx ≥50mg/24h Normal to Stage 3 CKD (eGFR ≥30)

1H 2018 2H 2018 1H 2019 2H 2019 1H 2020 2H 2020 Reloxaliase Pivotal Program in Enteric Hyperoxaluria Incorporates Consistent Biomarker Endpoints in Both Phase 3 Trials Follow subjects for a minimum of 2 years for post approval confirmation URIROX-1 in Enteric HO RCT x 4 weeks n=~124 Topline Data URIROX-2 in Enteric HO RCT ≈ 24 weeks n=~400 Key Features URIROX-1 URIROX-2 Biomarker measurement: UOx as surrogate endpoint Primary efficacy endpoint: percent change from baseline in 24h UOx excretion during Weeks 1-4, comparing reduction in the average UOx excretion across Weeks 1-4 with reloxaliase to placebo Lead secondary efficacy endpoint: proportion of subjects with a ≥ 20% reduction from baseline in 24h UOx excretion during Weeks 1-4 Dosing: up to 5x a day with meals and snacks Expect to submit an accelerated approval BLA filing to the FDA after ~400 patients have been randomized and followed for six months. If necessary, adaptive design allows for increases in sample size and duration of treatment to support confirmation of clinical benefit.

Significant Progress in the Treatment of Oxalate Disorders RNAi Whole bacteria Small molecules Reloxaliase Reloxaliase There are no FDA approved pharmacological therapies to treat any form of hyperoxaluria ~5K Primary 200-250K Enteric Therapeutic Approaches in Clinical Development Ecosystem of Stakeholders

Study 206 Interim Data: Primary Hyperoxaluria Patients with Preserved Renal Function Create table Percent Change in UOx (%) PH 2 UOx/Cr 109 mg/g PH 3 UOx/Cr 61 mg/g PH 2 UOx/Cr 79 mg/g Urinary Oxalate (UOx mg/d) was normalized to creatine g/day PH Subtype eGFR (mL/min/1.73m2) Baseline UOx/Cr (mg/g) Baseline POx (µmol/L) PH2 106 109 Normal PH2 87 79 Normal PH3 70 61 Normal ∆ = 26 mg/g ∆ = 13 mg/g ∆ = 3 mg/g

ALLN-346: Significant Opportunity in Gout Patients with Moderate-to-Severe CKD Gout Market is Incompletely Served by Existing Therapies ~375,000 gout patients with moderate to severe CKD who have uncontrolled gout on urate lowering therapy (ULT)* Gout patients with renal impairment are not optimally managed due to limitations of existing therapies Gout patients with kidney and liver problems are contraindicated for allopurinol, Uloric, and Zurampic Current ULT’s may interact with other medications Co-morbidities (e.g. cardiovascular) may also limit ULT options Significant unmet need for safe and effective therapy that can be used in patients with renal impairment Sources: . *Lim JJ, Fu AC, and Reasner D. Prevalence of CKD and Uncontrolled Gout Among US Adults: Results from NHANES 2007-2012. Poster presented at: The National Kidney Foundation Spring Clinical Meetings; April 18-22, 2017; Orlando Florida. Fletcher Spaght Analysis July 2016; Image: Retailleau, P., Colloc'h, N., Vivares, D., Bonnete, F., Castro, B., El Hajji, M., Prange, T. (2005) Urate oxidase from Aspergillus flavus: new crystal-packing contacts in relation to the content of the active site. Acta Crystallogr.,Sect.D, 61, 218-229; D. Grujic Urol Res 2008, 193. ALLN-346 Therapeutic Strategy: Novel urate degrading enzyme optimized for stability in the GI tract MOA: orally administered, gut restricted enzyme therapeutic Animal POC: demonstrated a robust reduction in urine and plasma uric acid levels in a severe animal model of hyperuricemia with advanced CKD Data presented at American College of Rheumatology meeting October 22, 2018

Execution of Clinical and Regulatory Milestones YEAR TARGET MILESTONE STATUS 2018 1Q18 Initiate URIROX-1 ü 1Q18 Initiate Study 206, Phase 2 Study in PH and EH with Hyperoxalemia ü 2H18 Present ALLN-346 Animal Data New ü 2H18 Initiate URIROX-2 ü 2H18 Study 206 Interim Data Update ü 2019 1H19 File IND ALLN-346 2H19 2Q19 Study 206 Initial Data ü 2H19 URIROX-1 Topline Data On Track 2H19 Study 206 Topline Data On Track

Highlights – Pioneering Oral Enzyme Therapeutic Platform Significant Unmet Need in Oxalate and Urate Disorders Focused on rare and severe metabolic disorders that can cause kidney stones, damage the kidney, and potentially lead to CKD and ESRD Lead program in Enteric Hyperoxaluria (EH), a rare metabolic disorder for which there are no approved therapies First-in-class, oral therapeutic candidate with differentiated GI mechanism of action (MOA) Achieved FDA alignment on pivotal URIROX Phase 3 program and strategy for accelerated approval pathway; two Phase 3 trials underway, with URIROX-1 topline data expected 2H19 Enrolling Phase 2 basket study (Study 206) in orphan populations; initial data showed substantial treatment effect in EH patients with advanced CKD Proprietary technological approach designed to enable treatment of metabolic diseases with oral, non-absorbed enzyme therapeutics GI MOA reduces subsequent metabolic burden on the kidney First-in-class, oral therapeutic candidate designed for gout patients with moderate-to-severe CKD; designed to degrade urate in the GI tract, reducing urate burden on kidney Gout patients with renal impairment are not optimally managed with existing therapies IND targeted in 2H19 Second Product Candidate: ALLN-346 Reloxaliase in Late-Stage Development as First Potential Therapy for EH Pioneering Expertise in Oral Enzyme Therapeutics